Exhibit 99.2

0 0 INVESTOR PRESENTATION April 2021

1 1 Disclaimer This presentation (this “Presentation”) was prepared for use by Roman DBDR Tech Acquisition Corp . (“Roman DBDR”) and CompoSecure Holdings, L . L . C . (the “Company,” “ CompoSecure ,” “we” or “our”) in connection with their proposed business combination (the “Proposed Transaction”) . This Presentation is for informational purposes only and is being provided to assist in evaluating the Proposed Transaction . The information in this Presentation and any oral statements made in connection with this Presentation is subject to change and is not intended to be all - inclusive or to contain all the information that a person may desire in considering the Proposed Transaction and is not intended to form the basis of any investment decisions . This Presentation does not constitute either advice or a recommendation regarding any securities . You should consult your own legal, regulatory, tax, business, financial and accounting advisors to the extent you deem necessary, and must make your own decisions and perform your own independent investment and analysis of an investment in connection with the Proposed Transaction . This Presentation and any oral statements made in connection with this Presentation shall neither constitute an offer to sell nor the solicitation of an offer to buy any securities, or the solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the Proposed Transaction, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdictions . This Presentation and any oral statements made in connection with this Presentation shall neither constitute an offer to sell nor the solicitation of an offer to buy any securities, or the solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the Proposed Transaction, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdictions . This communication is restricted by law ; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation . Forward - Looking Statements This Presentation may contain certain “forward - looking statements” within the meaning of the federal securities laws . Statements included in this Presentation that are not historical facts are forward - looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995 . Forward - looking statements include, but are not limited to statements regarding Roman DBDR’s or CompoSecure’s expectations, hopes, beliefs, intentions or strategies regarding the future, including, without limitation, statements regarding : (i) the ability of Roman DBDR and CompoSecure to complete the Propose Transaction, (ii) the size, demand and growth potential of the markets for CompoSecure’s products and CompoSecure’s ability to serve those markets, (iii) the degree of market acceptance and adoption of CompoSecure’s products, (iv) CompoSecure’s ability to develop innovative products and compete with other companies engaged in the financial services and technology industry and the timing of the Arculus launch and (v) CompoSecure’s ability to attract and retain clients . In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward - looking statements . Forward - looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters . These forward - looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity . These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of CompoSecure’s and Roman DBDR’s management and are not predictions of actual performance . These forward - looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, a prediction or a definitive statement of fact or probability . Neither Roman DBDR nor CompoSecure gives any assurance that either Roman DBDR or CompoSecure will achieve its expectations . Actual events and circumstances are difficult or impossible to predict and will differ from assumptions . Many actual events and circumstances are beyond the control of CompoSecure and Roman DBDR . These forward - looking statements involve a number of risks, uncertainties (some of which are beyond Roman DBDR’s and CompoSecure’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward - looking statements . These factors include, among others : the inability to complete the Proposed Transaction ; the inability to recognize the anticipated benefits of the Proposed Transaction, including due to the failure to receive required security holder approvals, or the failure of other closing conditions ; and costs related to the Proposed Transaction . You should carefully consider the risks and uncertainties described in the “Risk Factors” section of the proxy statement on Schedule 14 A (the “Proxy Statement”) relating to the Proposed Transaction, which is expected to be filed by Roman DBDR with the U . S . Securities and Exchange Commission (the “SEC”) and other documents filed by Roman DBDR from time to time with the SEC . These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward - looking statements . If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward - looking statements . There may be additional risks that none of Roman DBDR or CompoSecure presently know or that Roman DBDR or CompoSecure currently believe are immaterial that could also cause actual results to differ from those contained in the forward - looking statements . In addition, forward - looking statements reflect Roman DBDR’s and CompoSecure’s expectations, plans or forecasts of future events and views as of the date of this Presentation . Roman DBDR and CompoSecure anticipate that subsequent events and developments will cause Roman DBDR’s and CompoSecure’s assessments to change . However, while Roman DBDR and CompoSecure may elect to update these forward - looking statements at some point in the future, Roman DBDR and CompoSecure specifically disclaim any obligation to do so . These forward - looking statements should not be relied upon as representing Roman DBDR’s and CompoSecure’s assessments as of any date subsequent to the date of this Presentation . Accordingly, undue reliance should not be placed upon the forward - looking statements . Certain market data information in this Presentation is based on the estimates of CompoSecure and Roman DBDR management . Use of Projections and Illustrative Presentations The financial projections, estimates, targets and illustrative presentations contained herein are forward - looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond the Company’s control . While all financial projections, estimates, targets and illustrative presentations are necessarily speculative, the Company believes that the preparation of prospective or illustrative financial information involves increasingly higher levels of uncertainty the further out the projection, estimate, target or illustrative presentation extends from the date of preparation . The assumptions and estimates underlying the projected, expected or target results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the financial projections, estimates and targets . The inclusion of financial projections, estimates, targets and illustrative presentations in this Presentation should not be regarded as an indication that the Company, or their representatives, considered or consider the financial projections, estimates, targets and illustrative presentation to be a reliable predictions of future events . Further, illustrative presentations are not necessarily based on management projections, estimates, expectations or targets but are presented for illustrative purposes only . No representation, express or implied, is or will be given by the Company or its affiliates and advisors as to the accuracy or completeness of the information contained herein, or any other written or oral information made available in the course of an evaluation of the Proposed Transaction . This Presentation shall not be deemed an indication of the state of affairs of the Company nor shall it constitute an indication that there has been no change in the business or affairs of the Company since the date hereof . Use of Data This Presentation contains statistical data, estimates and forecasts that have been provided by CompoSecure and/or are based on independent industry publications or other publicly available information, as well as other information based on CompoSecure’s internal sources . This information involves many assumptions and limitations and you are cautioned not to give undue weight to these estimates . Accordingly, none of Roman DBDR, CompoSecure nor their respective affiliates and advisors makes any representations as to the accuracy or completeness of these data . Use of Non - GAAP Financial Metrics This Presentation includes certain non - GAAP financial measures (including on a forward - looking basis) such as Adjusted EBITDA, Adjusted EBITDA Margin, and PF Adjusted EBITDA Margin . These non - GAAP measures are an addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP . CompoSecure’s management uses forward - looking non - GAAP measures to evaluate CompoSecure’s projected financials and operating performance . However, there are a number of limitations related to the use of these non - GAAP measures and their nearest GAAP equivalents, including that they exclude significant expenses that are required by GAAP to be recorded in CompoSecure’s financial measures . In addition, other companies may calculate non - GAAP measures differently, or may use other measures to calculate their financial performance, and therefore, CompoSecure’s non - GAAP measures may not be directly comparable to similarly titled measures of other companies . Furthermore, the non - GAAP measures presented in this Presentation may not be presented in future SEC filings by Roman DBDR or the combined company . See the Appendix for a description of these non - GAAP financial measures and a reconciliation of the historic measures to the Company’s most comparable GAAP financial measures . Note however, that to the extent forward looking non - GAAP financial measures are provided herein, they are not reconciled to comparable forward - looking GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation . Financial Information The historic financial information respecting CompoSecure contained in this Presentation has been taken from or prepared based on the historical financial statements of CompoSecure for the periods presented . An audit of such financial statements in accordance with the standards of the U . S . Public Company Accounting Oversight Board is in process and will be included in any registration statement/ proxy statement related to the Proposed Transaction . Intellectual Property Rights All rights to the trademarks, copyrights, logos and other intellectual property depicted herein belong to their respective owners and the use hereof does not imply an affiliation with, or endorsement by the owners of such trademarks, copyrights, logos and other intellectual property . Solely for convenience, servicemarks , trademarks and trade names referred to in this Presentation may appear with the ®, sm or TM symbols, but such references are not intended to indicate, in any way, that the company names and logos are trademarks or registered trademarks of Roman DBDR or CompoSecure . Additional Information and Where to Find It This communication relates to the Proposed Transaction between Roman DBDR and CompoSecure . In connection with the Proposed Transaction, Roman DBDR intends to file relevant materials with the SEC, including the Proxy Statement . This communication is not a substitute for the Proxy Statement or for any other document that Roman DBDR may file with the SEC or send to Roman DBDR’s stockholders in connection with the Proposed Transaction . BEFORE MAKING ANY VOTING DECISION, SECURITY HOLDERS OF ROMAN DBDR ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ROMAN DBDR, COMPOSECURE, THE PROPOSED TRANSACTION AND RELATED MATTERS . Investors and security holders may obtain free copies of the Proxy Statement (when available) and other documents filed with the SEC by Roman DBDR through the website maintained by the SEC at http : //www . sec . gov . The documents filed by Roman DBDR with the SEC also may be obtained free of charge upon written request to Roman DBDR at 2877 Paradise Rd . , # 702 , Las Vegas, Nevada 89109 . Participants in the Solicitation Roman DBDR and CompoSecure and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the Proposed Transaction . Information regarding such directors and executive officers, including a description of their interests, by security holdings or otherwise, in the Proposed Transaction will be set forth in the Proxy Statement and other relevant materials to be filed with the SEC regarding the Proposed Transaction . Stockholders, potential investors and other interested persons should read the Proxy Statement carefully before making any voting or investment decisions . These documents, when available, can be obtained free of charge as described in the preceding paragraph .

Transaction Overview

TRANSACTION STRUCTURE

- Roman DBDR Tech Acquisition Corp. ("Roman") has proposed to enter into a business combination with CompoSecure, **a high-growth, profitable technology company** focused on **innovative payments, security, and cryptocurrency solutions**
- **$130 million** in targeted convertible unsecured notes and **$45 million** in targeted equity
- Closing expected in **early Q3 2021**, subject to customary regulatory approvals and Roman shareholder approval

VALUATION

- Transaction implies a pro forma enterprise value of approximately **$1.2 billion**[1]
- Implied valuation multiples[2]:
  - **4.2x 2021E Net Revenue**
  - **3.4x 2022E Net Revenue** (11.5x 2022E Adj. EBITDA)
- Significant investment opportunity – **projected 53% Net Revenue CAGR '21E – '25E**
- Current shareholders of CompoSecure to maintain approximately 60% pro forma ownership[3]

CAPITAL STRUCTURE

- Anticipated net leverage at close of ~2x trailing Adj. EBITDA (excluding new 5-year convertible unsecured notes)

Roman DBDR believes CompoSecure represents a unique opportunity to transform the payments ecosystem and unlock significant value by enabling mass adoption of digital assets across industries

[1] Includes impact of all 5.789mm founder shares vesting at close
[2] Based on the midpoint of range of management projections. Please see Financial Overview section
[3] Existing CompoSecure shareholders may receive 7.5mm earnout shares. 3.75mm shares are earned if the VWAP is at least $15.00 over any 20 trading days within any 30-trading day period during the first 36 months; another 3.75mm shares are earned if the VWAP is at least $20.00 over any 20 trading days within any 30-trading day period during the first 48 months

2

Presenters



Dr. Don Basile, PhD

Chairman & Co-CEO,
Roman DBDR

- 20+ years of technology industry experience across
- Executive, investor or board member in 30+ Silicon Valley growth companies
- Former CEO, Co-Founder and Director of two leading data storage companies which both completed IPOs on NYSE



Jon Wilk

Chief Executive Officer,
CompoSecure

- 20+ years of industry experience
- Former Head of Product and Chief Marketing Officer for JPMorgan Chase Consumer Bank
- Former President of Paychoice, a leading SaaS-based payroll company (sold to Sage in October 2014)



Timothy Fitzsimmons

Chief Financial Officer,
CompoSecure

- 30+ years of experience in accounting and finance
- Started his own consulting firm, Your CFO & Controller, providing a range of financial services



Adam Lowe, PhD

Chief Innovation Officer,
CompoSecure

- 10+ years of experience in security and technology industry
- PhD and MBA from Cornell
- Former group leader of Innovation Development Team at SRC Inc.

3

Tech Industry Veterans with Extensive Operating and Investing Experience

ROMAN DBDR

20+
Year Partnership

45+
Years of Tech Industry Experience, with Expertise in Data Storage, Security and Blockchain

Multiple
Successful IPOs/ Sale Processes



Dr. Don Basile, PhD
Chairman and Co-Chief Executive Officer

FUSION-IO RAZA FOUNDRIES monsoon AT&T IBM violin memory

- 20+ years of technology industry experience across software, hardware, IT, telecom and private equity
- Executive, investor or board member in 30+ Silicon Valley growth companies



Dixon Doll, Jr.
Co-Chief Executive Officer

FUSION-IO dbm cloud systems ORACLE violin memory Recourse New Era of Networks

- Former CEO and Chairman of DBM Cloud Systems, a pioneer in data management software
- Former COO and Director of Violin Memory, a flash-memory storage maker



John Small
Chief Financial Officer

DIAMOND STANDARD viggle Morgan Stanley

- 20+ years of experience in investment management
- COO of Diamond Standard, creator of blockchain tokenized coins
- Former CFO of Viggle



Dixon Doll
Senior Director

dcm ACCEL PARTNERS DIRECTV[2] Lime[1] SoFi[1] Bill.com[1]

- 35+ years of experience influencing entrepreneurs, investors and executives in communications, internet and other technology industries
- Co-Founder of DCM Ventures and Accel Partners (Telecom vertical)

First-Class Board of Directors



James Nelson
CEO & President, Global Net Lease (NYSE: GNL)

GNL GLOBAL NET LEASE ICAHN ENTERPRISES L.P.[2] CAESARS[2] HERBALIFE NUTRITION[2]



Alan Clingman

LRG ENERGY HIGH 5 GAMES MARQUIS JET



Paul Misir

NotosLLC TAPSTATS



Arun Abraham

M. Klein & Company CHURCHILL CAPITAL EVERCORE LAZARD CADWALADER

[1] Key DCM Investments
[2] Prior Board Involvement

4

5 5 Key Investment Highlights Category Leader of Next - Gen Payment Technology, Security, and Cryptocurrency Solutions “Massive” TAM across markets including payments, cryptocurrency and digital assets Premier payments technology and security provider coupled with highly scaled, advanced manufacturing capability Trusted, highly embedded blue chip customer relationships with leading financial institutions and FinTechs , having produced nearly 100 million metal payment cards Platform uniquely positioned to capitalize on fragmented markets in digital assets Compelling financial profile with superior growth, attractive margins, and high cash flow

6 6 Unlocking Value Through Partnership with Roman DBDR Key CompoSecure differentiators x Payments and security x Proprietary, highly scaled manufacturing x Significant base of growing, profitable revenue x IP and patents x Three - factor authentication x Air - gapped hardware wallet x Containerized blockchain infrastructure x Integrated fiat - to - crypto and crypto - to - crypto services x Cash flow fully funds organic growth Existing relationships and initial discussions across: x Blockchain x Insurance x Governmental x Cryptocurrency x Exchanges x Telecommunications x Digital Banking $12B 3 $4B 3 $4B 4 $36B 3 $15B 3 $38B 2 $2B 1 $20B 2 $ 39 B 1 $8B 3 Ecosystem 1 Diluted market capitalizations sourced from FactSet as of February 15, 2021 (except for Bakkt, which pertains to the IPO valu e) 2 Based on sum - of - the - parts valuation of parent company by broker research 3 Sourced from Pitchbook 4 Sourced from Coindesk

7 7 Hardware Infrastructure Apps & Services 3 rd Party Apps & Services Hardware Infrastructure Apps & Services 3 rd Party Apps & Services Ecosystem Ecosystem Cryptocurrency eGaming Warranty & Insurance Digital assets Building Digital Assets Ecosystem from Foundation in Superior Hardware

Convergence of Two Massive Market Opportunities

Payment Card Market Opportunity[1]


Total Addressable Market
~4 billion payment cards issued worldwide annually
~22mm
CompoSecure Metal Card Sales Volume (2021E)

Metal cards are rapidly growing in popularity, but still only represent ~0.5% of the global addressable card market

Explosive Growth in Crypto Asset Class[2]


$5.5tn
~8x in 8 years
$0.7tn
2020A
2027E

Source: Verified Market Research's *Cryptocurrency Market Size and Forecast*

Massive growth in Crypto asset class will require solutions to securely store and access digital assets seamlessly

Industry Trends Create Strong Tailwinds:

- Contactless / Tap-to-Pay
- Security & Fraud
- Crypto / Blockchain

[1] Edgar, Dunn & Company. 2019 Metal Cards Market Sizing and Consumer Research Report. "Total Addressable Market" is defined here as the estimated subset of payment cards issued globally in 2021 for which there is demand and viability for metal payment cards. The figure assumes a two-year replacement cycle to estimate annual issuance volumes

[2] *Global Cryptocurrency Market Size By End User, By Type, By Component, By Process, By Geographic Scope And Forecast* (Verified Market Research, 2018)

8

9 9 Cryptocurrency is a Burgeoning Asset Class Requiring Bespoke Solutions 65% CAGR of Total BTC and ETH Addresses 5 $162bn Avg. Daily Trading Volume for Top 200 Cryptocurrencies by Market Cap 1 234mm Crypto Wallets by 2025E 3 $5.5tn Expected Market Value of All Cryptocurrencies by 2027E 2 87mm BTC and ETH Addresses with Non - Zero Balances as of 2021 6 1 Source: Coinmarketcap.com; average daily volume for January 2021; 2 Verified Market Research; 3 Blockchain.com historical data and management estimates; 4 Mordor Intelligence and management estimates”; 5 January 2016 - January 2021. Source: Glassnode.com; 6 January 2021. Source: Glassnode.com Financial Services Payments & Infrastructure Cold & Hot Wallets Digitization of Other Assets 36mm Crypto Cold Storage Wallets by 2025E 4 Secure transaction enablement Ecosystem Cryptocurrency – transaction revenue

10 10 Robust Growth from Substantial Base of Revenue and Profitability $261 $480 $612 $485 $1,577 2020A 2025E Metal Payment Card Solutions Crypto & Arculus Payments Solutions Digital Assets, eGaming & Insurance $116 $586 2020A 2025E Source: Management estimates Net Revenue by Solution ($mm) Adjusted EBITDA ($mm)

11 11

12 12 CompoSecure at a Glance Leading Developer of New, Highly Differentiated Payment and Cold - Storage Products 1 Figures reflect midpoint of 2021E estimate ranges for net revenue ($276mm - $296mm) and Adj. EBITDA ($95mm - $110mm) 2 CAGR calculated using the midpoint of 2021E net revenue estimate range ($276mm - $296mm) and 2025E projection ($1,577mm) 3 Revenue - weighted average client tenure 4 Arculus Ecosystem includes Cryptocurrency Solutions, Digital Assets & eGaming, Arculus Payments, and Warranty & Insurance seg men ts ~22mm 2021E Metal Card Sales Volume 30 & 44 Patents Issued & Pending 100 + Card Programs Served Globally and 6 of the top 10 US Issuers 12 Yrs. Average Client Tenure 3 ~$1.6bn 2025E Total Net Revenue ~266mm Cumulative Metal Cards Sold (2010 - 25E) 53% 2021E - 25E Net Revenue CAGR 1 37% 2025E Adj. EBITDA Margin % $1bn Arculus Ecosystem 2025E Revenue 3 Today Five - Year Outlook $286mm 2021E Revenue 1 $103mm 2021E EBITDA 1

13 13 Proven Track Record of Innovation and Success Palladium Sapphire Preferred Sapphire Reserve Platinum Venture Reserve Platinum Logo wins 2020 - 2021 First metal NFC - enabled cold storage device (Arculus) 2017 - 2019 First metal NFC - enabled tap - to - pay card 2010 - 2016 First embedded metal mass affluent card 2003 - 2009 First metal card Biometric Dynamic CVV Keychain Cards LED 2003 2009 2010 2016 2017 2018 2019 2020 2021

Bespoke Card Programs Have Become Critical to Our Clients

Highly Customized Programs with Best-in-Class Security and Form to Meet Partner Needs

	JPMorgan Chase & Co.	American Express[1]	Capital One	fiserv. / First Data
CompoSecure Issuer Client Since:	2008	2003	2014	2016

Selected Metal Card Programs:



SAPPHIRE PREFERRED
SAPPHIRE RESERVE
VISA
UNITED Club MileagePlus
WHOLE FOODS MARKET
prime



AMERICAN EXPRESS
PLATINUM
Business Prime
MARRIOTT BONVOY
DELTA SKYMILES
C F FROST



VENTURE
SAVOR ONE
SPARK BUSINESS



AMERICAN EXPRESS
Morgan Stanley

[1] If CompoSecure is unable to provide its products and services at high quality and in a timely manner, its customer relationships may be adversely affected, which could result in the loss of customers, including JPMorgan Chase and American Express, which constituted 33% and 40%, respectively, of CompoSecure's total net revenue for the year ended December 31, 2020. CompoSecure's agreement with Amex is scheduled to expire in 2024 unless extended or terminated earlier by either party for cause. CompoSecure's agreement with Chase is scheduled to expire in 2023 unless extended or terminated earlier by either party for cause. There can be no assurances that CompoSecure's existing contracts, including with JPMorgan Chase and American Express, will be renewed on terms satisfactory to it, or if terminated, that it will be able to immediately secure a new contract with a new customer. CompoSecure's ability to maintain relationships with its customers may be impacted by several factors beyond its control, including more attractive product offerings from its competitors, pricing pressures or the financial health of these customers, many of whom operate in competitive businesses and depend on favorable macroeconomic conditions.

14

CompoSecure's Products are Prominently Featured in Issuer Advertising

Metal is a Marketing Tool to Stay "Top of Wallet"

- Demonstrates the importance of metal to issuer's product offering
- Management believes metal has become a key component of the consumer-facing marketing message
- Substantial need for issuers to differentiate in a highly commoditized industry
- Consumer demand for metal cards is robust; issuers without metal card offerings risk losing over the long term[1]
- 70%+ of people ages 25-44 would prefer metal if all other card benefits were equal[1]

Select Issuer Advertisements Highlight CompoSecure's Products[2]



Capital One – Torched



Revolut Manufacturing


AMERICAN EXPRE

American Express Platinum Métal


astercard

N26 Metal Card

CompoSecure Serves Issuers' Most Valuable Cardholder Portfolios

[1] Edgar, Dunn & Company. 2019 Metal Cards Market Sizing and Consumer Research Report
[2] See more in CompoSecure's video gallery at composecure.com/media/#videoanchor

15

16 16 Strong Consumer Demand for Metal Cards 1 Edgar, Dunn & Company. 2019 Metal Cards Market Sizing and Consumer Research Report Surveys were completed at different times acr oss different markets – UK, USA, Brazil, Japan, Hong Kong, Singapore (May 2018); Australia, Canada, India, Mexico (December 2018); Italy, Russia, Poland, France, Turkey, Germany, China, UAE (June 2019) 2 Global Data – Millennials are an import cohort to the population; Nielson, Global Data, Deloitte, Euromonitor & EDC Research Consumer Preference for Metal Cards by Age Group 73% 70% 65% 57% 7% 9% 11% 13% 20% 21% 24% 30% 25-34 35-44 45-54 55-64 Likely Unlikely Neutral Survey Question: How likely are you to you select a metal card offer when you are looking for a new credit or debit card? 1 millennials are willing to pay a higher price for high - quality premium products, compared to 35% of Baby Boomers 2 70%+ 55% individuals ages (25 - 44) prefer metal cards if all benefits were equal when selecting a new card 1 Millennials Want to Show Status & Perceived Wealth, Highlighting Their Unique Experiences Via Social Media Channels

American Express Product Refresh

Consumer Product Refresh

In Q4'16, American Express enhanced its US Consumer Platinum value proposition including a new metal form factor



- New metal card design

New



THE PLATINUM CARD®
5X POINTS FOR FLIGHTS
BOOKED DIRECTLY W/
AIRLINES OR AMEX TRAVEL

- 5x MR points for flights
- 5x MR points on pre-paid hotels

New



- Global Entry or TSA Pre-Check
- Global Lounge Collection Access

Existing



- Uber rides with Platinum

New



- Fine Hotels and Resorts

Existing



- Tap to Call
- Global Dining Collection

New

52% ↑
New Accounts Acquired & Upgrades[1]

17% ↑
Q4 '17 Spend Growth[2]

290K
Metal Cards Proactively Requested by Customers

47%
Percentage of New Platinum Accounts that are Millennials

Source: American Express 3/7/18 Investor Day, Page 47
[1] Through Dec '17 YoY
[2] Non-airline billings growth. Airline increased by 20%

17

18 18 Favorable Shift in Consumer Behavior Achieves “Top of Wallet” Status > 50% Lift on Chase Spend 1 + €7/month Due to Metal Form Factor ~ $450 - $450k Range of Crypto.com Coin Stakes Qualifying for Lowest and Higher Tier Memberships that Feature Metal Card 2 1 JP Morgan Chase 2/27/18 Investor Day, Page 35 and JP Morgan Chase 2/27/17 Investor Day, Page 17. Compares credit card spend p re - Sapphire Reserve vs. post - Sapphire Reserve acquisitions for existing Chase card customers only 2 Crypto.com Obsidian card tier requires minimum 5,000,000 (CRO) staked in a Crypto.com wallet. $450k is converted from 5,000,0 00 CRO as per CRO/USD exchange rate provided by Coinmarket.com as of 2/13/21 Drives Consumer Willingness to Pay Supports Greater Crypto Asset Holdings and Retention

19 19 Why We Continue to Win • First metal credit card (2003) • First metal “tap - to - pay” credit card (2016) • Arculus launch in 2021 • Pipeline of new tech including biometric security, dynamic CVV, keychain cards, LED 100+ Card Programs We Enable Clients to Grow Customer Acquisition, Spending, and Improve Retention • Deep engineering expertise • Proprietary material science capabilities 675+ Employees 22mm Metal Cards Annually 1 9 Direct salespeople 7 Global Distributor Partners Patents Issued 30 Patents Pending 44 1 2021E

20 20 CompoSecure is Pursuing Multiple Large Growth Opportunities Domestic & International Cards Digital Asset & Gaming Cryptocurrency Solutions Arculus Payments Warranty & Insurance

21 21

22 22 Hardware Infrastructure Apps & Services 3 rd Party Apps & Services Hardware Infrastructure Apps & Services 3 rd Party Apps & Services Ecosystem Ecosystem Cryptocurrency eGaming Warranty & Insurance Digital assets Building Digital Assets Ecosystem From Foundation in Superior Hardware

The Arculus Ecosystem Roadmap

Today	2022	2023	2023
Cryptocurrency Solutions	**Arculus Payments**	**Digital Assets & eGaming**	**Warranty & Insurance**
Crypto Wallet Users *TAM: 230mm Users*[1]	Payments & Storage *TAM: 10bn Cards*	eGaming Market *TAM: $159bn*[2]	Cybersecurity Loss Risk *$5T over next 5 years*
▪ Store private keys and sign transactions with an offline device (Arculus Key) ▪ Protects wallets from network-based vulnerabilities, alleviating burdens of existing solutions	▪ Adds payment card functionality to hot and cold crypto storage platform ▪ Enables users to be able to tap card to phone to verify identity and open the Arculus Wallet app or enable transactions	▪ Improves security and portability of digital assets ▪ Enables eGames to accept growing list of currencies and protect accounts from hacking and loss in the quickly expanding gaming market	▪ Enables regulatory protection from loss of crypto and other digital assets ▪ Facilitates processes such as IP address check, screening, Know Your Transaction (KYT) for crypto space

Superior hardware provides platform to drive $1bn+ of revenue

Sources: Accenture, Bessemer State of the Cloud 2020, Bond Capital, IDC
[1] Estimated global crypto wallet users (all cold and hot) by 2025E
[2] Spend on video games; increasingly monetized in-game. Source: NewZoo, 2020

23

Large and Growing Addressable Market

Massive Long-Term Revenue Opportunities



Crypto Wallet Users
TAM: 230mm Users[1]
Payments & Storage
TAM: 10bn Cards
eGaming Market
TAM: $159bn[2]

Significant Room for Crypto Asset Class Growth



Financial / Other Digital Assets
Global Debt
$185tn
M2 Money Supply
$95tn
Global Equity Markets
$90tn
M1 Money Supply
$35tn
Gold
$10tn
$1tn
Cryptocurrency
0.5% of projected $1tn in 2025 crypto assets adds $5bn of revenue

Arculus is entering an ecosystem that is forming the basis for a new global financial system with massive monetization opportunities

Sources: Accenture, Bessemer State of the Cloud 2020, Bond Capital, IDC
[1] Estimated global crypto wallet users (all cold and hot) by 2025E
[2] Spend on video games; increasingly monetized in-game. Source: NewZoo, 2020

24

25 25 Arculus Enables Safe Storage for Crypto Assets Superior User Experience Seamlessly send, receive, and swap cryptocurrency Easily track and record historical transactions Simply tap - to - transact with the Arculus Key card Convenience of a Hot Wallet with the Security of Cold Storage Secure: Advanced three - factor authentication security across biometric, PIN and Key card and truly air - gapped Innovative: No charging required, crypto key storage solution with encrypted NFC (“tap - to - transact”) Convenient: Easily send, receive, and trade crypto assets through the mobile app App Video 1 Password : Arculus2021 1 Link to referenced video: https://vimeo.com/514259399

26 26 Arculus Alleviates the Burdens of Other Crypto Storage Solutions Arculus Other Cold Storage Hot Wallet Offline Storage NONE Ease of Use x x Superior Security xx x Longer - Term Storage x x Premium Experience x Arculus is the only Crypto storage product that combines ease of use and superior security standards Hardware Cold Storage Devices Fob USB Card

Cold Storage Hardware Wallet Feature Comparison

Arculus Offers Best-In-Class User Experience

	ARCULUS	Ledger	Trezor Model T
Form Factor	Card	Fob with Display	Fob with Display
Companion App	Arculus Wallet	Ledger Live	Trezor Wallet
Key Storage Type	Cold	Cold	Cold
Secure Element	Certified Secure Element (CC EAL6+)	Certified Secure Element (CC EAL5+)	None
Pin Code	Yes	Yes	Yes
Restoration	12 Word Passcode	24 Word Passcode	12-24 Word Passcode
Passcode Storage	Separate from Device	On Device	On Device
Interface	Tap-to-Transact Rich GUI	Manual Inputs in Fob	Manual Inputs in Fob
Authentication	Biometric, Pin, Encrypted NFC connection between card and phone	Pin & Device	Pin & Device
Charge Required?	No	Yes	Yes
Price	$80-$120	$60-$120	$170

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Diversified Revenue Model

Multiple User Monetization Opportunities

Hardware Sales

- Direct-to-Consumer sales
- Business-to-Business sales

Transaction Fees

- Crypto currency trading fees
- eGaming trading and transfer fees

Recurring Fees

- Hot wallet subscription fees (monthly)
- Crypto/digital asset insurance fees (monthly)

Example Transactions

Hardware Sales	Transaction Fees	Recurring Fees
Customer purchases Arculus Key card	*Customer trades crypto on Arculus app* *Gamers transfer currency to or from wallet via Arculus app*	*Customer signs up for Arculus hot wallet* *Customer purchases crypto insurance from third party insurance partner*
CompoSecure charges consumer per Arculus Key sold	*CompoSecure charges customer % fee based on total transaction value*	*CompoSecure charges customer customary monthly hot wallet fee* *CompoSecure earns monthly fee from third party insurance provider*

28

29 29

30 30 Rapid Acceleration of Digital Asset Adoption Sources: Investor presentations, management estimates 1 Projected Active Users at year end across Arculus digital assets, eGaming, and cryptocurrency services 2 Source: Blockchain.com 3 Historical data from studio.glassnode.com/metrics; 2021E non - zero address balance is projected extrapolating YTD as of February 11, 2021 through the end of 2021 4 https://www.businessofapps.com/data/revolut - statistics/ 5 2020 user count reported as of June 2020 Active Users 5 (mm) 7 13 27 22 28 44 2016 2017 2018 2019 2020 2021E 3 7 15 24 30 2016 2017 2018 2019 2020 Number of BTC Addresses with Non - Zero Balances 3 (mm) 11 22 32 45 63 2016 2017 2018 2019 2020 Active Wallets 2 (mm) 0.1 0.6 2 6 12 2016 2017 2018 2019 2020 Total Users 4 (mm) Selected Digital Asset Services Cryptocurrency Asset Solutions 0.1 0.4 2 6 16 2021E 2022E 2023E 2024E 2025E Projected Active Users 1 (mm)

31 31 Projected Net Revenue Evolution 155 243 $261 $276 $316 $363 $418 $480 $93 $261 $612 $33 $168 $485 $155 $243 $261 $276 - $296 $336 - $376 $490 $847 $1,577 2018 2019 2020 2021E 2022E 2023E 2024E 2025E 30% 42% 8% 18% 2% 2025E Payments Hardware Crypto Hardware Subscription Transaction fees Warranty & Insurance $0 - $20 $20 - $60 Net Revenue by Solution ($mm) Net Revenue by Type ($mm) Metal Payment Card Solutions Crypto & Arculus Payments Solutions Digital Assets, eGaming & Insurance Source: Management estimates

32 32 $69 $107 $116 $95 - 110 $100 - 110 $160 $274 $586 2018 2019 2020 2021E 2022E 2023E 2024E 2025E Adj. EBITDA Adj. EBITDA Margin 33% 37% 44% 45% 44% 32% Strong EBITDA and Free Cash Flow Periods impacted by: COVID - 19 impact Increased marketing spend related to Arculus launch: $25mm in 2021E $50mm in 2022E Source: Company financials and management estimates Note: Margins are calculated on Net revenues 1 Margins based on mid - points of the 2021E net revenue ($276mm - $296mm), 2022E net revenue ($336mm - $376mm), 2021E Adj. EBITDA ( $95mm - $110mm), and 2022E Adj. EBITDA ($100mm - $110mm) ranges 2 Pro forma adjusted to add back marketing spend related to the Arculus launch (total marketing spend of $25mm and $50mm in 202 1E and 2022E, respectively) ~36% ~29% 1 1 PF Adjusted EBITDA ~45% ~43% 2 2

33 33 Financial Information by Segment Metal Payment Card Solutions 2021E 2022E 2023E 2024E 2025E Unit Sales (mm) 22 25 29 33 39 % growth 7% 15% 14% 15% 15% Net Revenue ($mm) $276 $316 $363 $418 $480 % growth 6% 15% 15% 15% 15% Operating Expenses 3 (156) (178) (205) (237) (272) Marketing Expenses (0.3) (0.3) (0.4) (0.4) (0.5) Adj. EBITDA $120 $138 $158 $181 $207 % margin 43% 44% 44% 43% 43% 1 Assumes mid - point of Arculus ecosystem 2021E revenue range of $0mm – $20mm; 2 Assumes mid - point of Arculus ecosystem 2022E revenue range of $20mm - $60mm; 3 Operating Expenses excludes D&A and marketing expense, but includes COGS, personnel costs, commissions, professional fees, re nt, non - income taxes, public company costs, and other expenses; 4 Assumes mid - point of Arculus ecosystem 2021E Adj. EBITDA range of ($25mm) - ($10mm); 5 Assumes mid - point of Arculus ecosystem 2022E Adj. EBITDA range of ($38mm) - ($28mm) Arculus Crypto & Digital Assets Ecosystem 2021E 2022E 2023E 2024E 2025E 0.1 0.3 2 7 17 - 255% 533% 229% 155% $10 1 $40 2 $127 $429 $1,097 - 300% 217% 238% 156% (3) (23) (55) (161) (368) (25) (50) (70) (175) (350) ($18) 4 ($33) 5 $2 $93 $379 nm nm 1% 22% 35%

34 34 Historical Levered Free Cash Flow Source: Company financials 1 These figures reflect the Company’s historical legal structure as a pass - through entity for tax purposes that results in the C ompany historically not paying tax at the entity level. In the Proposed Transaction, the Company intends for CompoSecure Rollover Equity to be held in a traditional “UP - C” structure, and such equity holders will receive the benefits from a customary tax receivable agreement. 2 Levered Free Cash Flow Yield assumes de - SPAC total equity value of $826mm . ($mm) 2018A 2019A 2020A Adj. EBITDA $ 69 $ 107 $ 116 Cash from Change in NWC (23) (11) (5) Capex (9) (10) (8) Cash Interest Paid (5) (5) (5) Mandatory Debt Repayment (6) (11) (11) Levered Free Cash Flow 1 27 71 88 Adj. EBITDA Conversion 39% 66% 76% Levered Free Cash Flow Yield 2 11%

35 35

Transaction Overview

Illustrative Sources and Uses ($mm)

Sources	
CompoSecure Rollover Equity	$492
SPAC Cash In Trust[1]	236
Common Equity PIPE Proceeds[2]	45
Convertible Notes Proceeds[2]	130
Total Sources	**$903**

Uses	
CompoSecure Rollover Equity	$492
Cash Consideration	361
Transaction Costs	50
Total Uses	**$903**

Pro Forma Enterprise Valuation at Close ($mm)

Illustrative Share Price		$10.00
Pro Forma Shares Outstanding[3]		82.6
Total Common Equity Value[3]		**$826**
Convertible Unsecured Notes		130
Pro Forma Net Debt (ex. Convertible Notes)		250
Pro Forma Enterprise Value Valuation[4]		**$1,206**
EV / 2021E Net Revenue	*$286*	*4.2x*
EV / 2022E Net Revenue	*356*	*3.4x*
EV / 2022E Adj. EBITDA	*105*	*11.5x*

Illustrative Post-Transaction Ownership[1,2,3]



59.5%
28.0%
5.4%
7.0%
Seller Rollover Shares
Public SPAC Shares
Equity PIPE Shares
SPAC Sponsor Shares

[1] Assumes no SPAC investors redeem their shares for cash in trust
[2] Assumes $45mm in Common Equity PIPE and $130mm of 5-year Convertible Unsecured Notes proceeds
[3] Includes impact of all 5.8mm founder shares vesting at close. Excludes warrants; Excludes 7.5mm earnout shares for existing Composecure shareholders. 3.75mm shares are earned if the VWAP is at least $15.00 over any 20 trading days within any 30-trading day period during the first 36 months; another 3.75mm shares are earned if the VWAP is at least $20.00 over any 20 trading days within any 30-trading day period during the first 48 months
[4] Valuation multiples based on the midpoints of estimated 2021E net revenue ($276mm - $296mm), 2022E net revenue ($336mm - $376mm) and 2022E Adj. EBITDA ($100mm - $110mm) ranges

36

37 37 29% (10%) 48% 30% 13% 7% 44% Source: FactSet as 3/12/21, company guidance Note: EUR & CAD currencies converted to USD at spot rates on 3/12/21 1 CompoSecure’s Revenue CAGR based on mid - point ($286mm) of 2021E net revenue range ($276mm - $296mm) and 2025E projection ($1,577 mm); 2 Adjusted to be net revenue; 3 Metrics reflect median of peer set; 4 Calculated as a percentage of net revenue. CompoSecure’s margin calculated using mid - points of the 2022E Adj. EBITDA ($100 - 110mm) and Net revenue ($336mm - $376mm) ranges Crypto & Crypto - related FinTech / Payments 53% 75% 12% 21% 35% 30% 20% CY21E – CY22E Annual Revenue Growth CY22E Adjusted EBITDA margin 30% 21% 2 2 represent median values 4 CY21E – CY25E Revenue CAGR 1 FinTech / Payments 3 FinTech / Payments 3 4 2 4 Growth and Margins Compare Favorably to Peers

38 38 4x 61x 15x 11x 34x 27x 17x Source: FactSet as 3/12/21, company guidance Note: EUR & CAD currencies converted to USD at spot rates on 3/12/21; N/M indicates multiples that are not meaningful because th ey are either based on a negative underlying value or exceed 100x 1 Adjusted to be net revenue; 2 CompoSecure’s multiples based on the midpoints of 2021E net revenue ($276mm - $296mm), 2022E net revenue ($336mm - $376mm), and 2022E Adj. EBITDA ($100mm - $110mm) ranges; 3 Not adjusted pro forma for NVIDIA’s acquisition of ARM announced on 9/13/2020, which is not certain to close and is currently subject of review / scrutiny by global antitrust regulators; 4 Metrics reflect median of peer set Crypto & Crypto - related FinTech / Payments EV / CY21E Revenue 22x 3x 15x 13x 9x 26x 21x 14x EV / CY22E Revenue 1 15x 4 1 FinTech / Payments 1,2 1 1 FinTech / Payments 4 1,2 Implied Implied CY22E EBITDA multiples 11x N/M 28x 32x N/M N/M 35x 3 3 Peer Valuation Comparison represent median values

39 39

Highly Seasoned and Experienced Management Team



Jon Wilk
Chief Executive Officer

25+ Years Industry Experience

Notable Experience

PayChoice BANK OF AMERICA
JPMORGAN CHASE & CO.



Tim Fitzsimmons
Chief Financial Officer

30+ Years Industry Experience

Notable Experience

GE TRC VANGUARD Coopers &Lybrand



Gregoire (Greg) Maes
Chief Operations Officer

25+ Years Industry Experience

Notable Experience

ABCorp IDEMIA



Adam Lowe, PhD
Chief Innovation Officer

10+ Years Industry Experience

Notable Experience

SRC Cornell University Syracuse University



Stephen Luft
VP, Global Head of Sales

20+ Years Industry Experience

Notable Experience

OpSec Secure Enhance Protect



Lewis Rubovitz
VP, Global Strategy & Business Development

15+ Years Industry Experience

Notable Experience

AMERICAN EXPRESS REVLON BARD



Dori Skelding
VP, Marketing & Supply Chain

20+ Years Industry Experience

Notable Experience

VISA JPMORGAN CHASE & CO.

40

LLR Partners Overview

LLR Partners

- Philadelphia-based middle market financial sponsor that initially invested in CompoSecure in 2015 and will continue to be the company's largest shareholder post closing
- Since founded in 1999, has raised over $5bn across six progressively larger funds, closing most recent fund at $1.8bn in Oct. 2020
- 111 total investments since inception across technology, payments and other sectors; 41 active portfolio companies
- In addition to CompoSecure, LLR's experience in payments includes Celero Commerce (current), DaySmart Software (current), Midigator (current), Fleet One (realized), and Heartland (realized)
- In 2019, LLR made 8 new investments, completed 22 portfolio add-on acquisitions, exited 5 investments and undertook 1 IPO

Select Investments

CompoSecure | Heartland | YCHARTS | MIDIGATOR | celero | PCS Retirement | eOriginal | STERLING TRADING TECH | ULTIMUS FUND SOLUTIONS | princeton softech | DaySmart software | FLEET ONE

Source: LLR Partners website and materials

Mitchell Hollin



CompoSecure Board Member (since 2015)

Partner at LLR

- Partner at LLR Partners focusing on FinTech and Software; led LLR's investment in CompoSecure
- Previously, co-founded and served as Managing Director of Advanta Partners, a private equity firm focused on financial services
- Began his private equity career at Patricof & Co. Ventures (now known as Apax Partners)
- Other Current Investments: Celero Commerce, DaySmart Software, Midigator, PCS Retirement, Sterling Trading Tech, YCharts

Case Study: Heartland Payment Systems

- Mitchell Hollin led LLR's growth equity investment in Heartland Payment Systems in 2001
- As board member from 2001 - 2016, he helped lead Heartland through an IPO on the NYSE in 2005 at an implied TEV of $750mm+
- LLR realized a total MOIC of 8.4x over ~6 year hold period
- Following LLR's exit in 2007, Mitchell continued to serve as Heartland's lead director through the payments processor's $4.3bn merger with Global Payments (NYSE: GPN) in 2016
- Stayed on the board of GPN through its subsequent ~$22bn merger with TSYS in 2019 (NYSE: TSS)

41

Case Study: Forming and Scaling FUSION-IO

Pioneers in Developing the PCIe Data Storage Market



Dr. Don Basile
Chairman (2006-2009), CEO (2008-2009), Seed Investor



Dixon Doll, Jr.
SVP, Sales & Corp. Development (2008-2009), Seed Investor

Leadership: Led company through Series B raising $66.5 million from leading investors including Dell, NEA and Lightspeed

Business Development: Secured three major OEM deals (HP, IBM, Dell) and initial commercial deals with key customers (Apple, Facebook) which became largest customers

Talent Acquisition: Recruited and retained top talent, including Steve Wozniak as CTO (Apple Co-Founder)

Globalization: Established operations in Europe and Asia

> *"I like the people and the product and said I would like some greater involvement."*
> *- Steve Wozniak (on accepting CTO job at Fusion)*[1]

Select Investors Estimated Returns Summary


NEA
$45
$686
$641
$45
15.3x
MOIC
LIGHTSPEED
VENTURE PARTNERS
$22
$227
$205
$22
10.5x
MOIC
Total Pre-IPO Investment [2]
Gross Cash Proceeds [3]

[1] Fortune Magazine, "The man who wooed Woz,", February 13, 2009
[2] NEA investments include Seed, Series A, B, C, and Conv. Notes (2007-2010); Lightspeed investments include Series B and C and Conv. Notes (2009-2010)
[3] Including Series B repurchase and post-IPO dispositions
Source: Public Filings, Capital IQ, Forbes

42

43 43 Convertible Notes Private Placement – Summary Terms Instrument: Exchangeable Senior Unsecured Notes Issuer: CompoSecure Holdings, L.L.C. Amount: $130 million Maturity: 5 years, NC - 3 customary provisional call right at 130% of conversion price (initially $14.95) Ranking: Senior Unsecured Notes Coupon: 7.0% cash Conversion Rights: $11.50 conversion price (up 15%)

44 44 Financial Summary Source: Company financials Note: Margins are calculated on Net revenues ($mm) 2018A 2019A 2020A Total Gross Revenue $160 $249 $267 % YoY Growth 56% 7% Rebates & Discounts ($4) ($6) ($7) Total Net Revenue $155 $243 $261 COGS ($76) ($115) ($128) Gross Profit $79 $128 $133 % Margin 51% 53% 51% SG&A ($22) ($41) ($48) Operating Income $57 $87 $84 (+) Adjustments $5 $12 $22 (+) D&A $8 $9 $10 Adj. EBITDA $69 $107 $116 % Margin 45% 44% 44% % YoY Growth 55% 8%

Non-GAAP Adjusted EBITDA Reconciliation

	($mm)	2018A	2019A	2020A
	Net Income	$52	$81	$78
	Interest Expense	5	5	6
	Depreciation and Amortization	8	9	10
	Unadjusted EBITDA	$65	$96	$94
1	ISO Litigation Costs	2	3	-
2	Non-Cash Stock Option Expense	1	1	2
3	Non-Recurring Transaction Costs	0	0	4
4	Board of Director Costs	0	0	-
5	Deferred Compensation	-	0	-
6	Special Distribution	-	7	16
7	Out-of-Period	(0)	-	-
8	Expense Accruals	1	(1)	-
	Total EBITDA Adjustments	$5	$12	$22
	Adjusted EBITDA	$69	$107	$116

Source: Company financials

1. **ISO Litigation Costs:** Adds back nonrecurring expenses associated with the ISO litigation
2. **Non-Cash Stock Option Expense:** Non-cash stock option expenses related to the executive incentive plan
3. **Nonrecurring Transaction Costs:** Transaction related costs associated with prior transaction processes and paid to Merrill Communications, BDO USA, Edgar Dunn and Battelle
4. **Board of Director Costs:** Board of Directors fees, travel and related expenses associated with the Company's Board of Directors forboard meetings
5. **Deferred Compensation:** Exclusion of deferred compensation expense as Management does not expect the plan to continue in its current form post-IPO
6. **Special Distribution:** Adjustment to add back special distributions to Class C unit holders that was expensed in 2019A and 2020A. The distributions are akin to equity distributions
7. **Out-of-Period Adjustments:** Includes an (i) insurance audit that presents historical insurance expense as though the audit assessments charged at the end of the insurance policy period were included in the monthly insurance expense as well as a (ii) a sales & use tax adjustment that reverses the December 2018 over-accrual for commercial activity sales tax in the state of Ohio in connection with the May 2015 LLR Acquisition
8. **Expense Accrual Adjustments:** Expense accrual adjustments reflecting the ISO Commissions Accrual, PTO Expense, DI Licensing Accrual, Price Concessions for Two Customers, a Customer Rebate and a Bonus Expense

45

46 46 Balance Sheets Source: Company financials Note: Audits completed to PCAOB standards. Financial position has been derived from CompoSecure’s consolidated financial statements for the years ended December 31, 2018, 2019 and 2020 respectively. ($mm) 2018A 2019A 2020A Assets Current Assets Cash & cash equivalents $ 3 $ 27 $ 13 Restricted cash 10 - - Accounts receivable, net 25 19 9 Inventories 12 18 30 Prepaid expenses and other Current assets 2 1 1 Total Current Assets 52 65 53 Property and equipment, net 29 30 28 Deposits and other assets 0 0 0 Total assets 82 96 81 Liabilities and Members' Equity Current Liabilities Accounts payable 3 3 2 Accrued expenses 28 15 15 Line of credit 18 - - Current portion of long-term debt 10 14 24 Total current liabilities 58 32 42 Long-term debt, net of deferred finance costs 57 117 212 Line of credit - - 20 Other liabilities 2 2 0 Total liabilities 117 151 274 Members' Equity (35) (56) (193) Total liabilities and members' equity 82 96 81

47 47 Statements of Operations Source: Company financials Note: Audits completed to PCAOB standards. Financial position has been derived from CompoSecure’s consolidated financial statements for the years ended December 31, 2018, 2019 and 2020 respectively. These figures reflect th e Company’s historical legal structure as a pass - through entity for tax purposes that results in the Company historically not paying tax at the entity level. In the Proposed Transaction, the Company intends for CompoSecure Rollover Equity to be held in a traditional “UP - C” structure, and such equity holders will receive the benefits from a customar y tax receivable agreement. ($mm) 2018A 2019A 2020A Revenue Net sales $155 $243 $261 Cost of sales 76 115 128 Gross Profit 79 128 133 Operating expenses Selling, general and administrative 22 41 49 Income from operations 57 87 84 Other expense Interest expense, net of interest income (5) (5) (5) Amortization of deferred financing costs (1) (1) (1) Net Income 52 81 78

Statements of Cash Flows

($mm)	2018A	2019A	2020A
Cash flows from operating activities			
Net income	$ 52	$ 81	$ 78
Adjustments to reconcile net income to net cash provided by operating activities			
Depreciation	8	9	10
Equity compensation expense	1	2	2
Inventory reserve	0	(0)	1
Amortization of deferred finance costs	1	1	1
Changes in assets and liabilities			
Accounts receivable	(20)	6	10
Inventories	(4)	(6)	(13)
Prepaid expenses and other assets	(1)	1	(0)
Other liabilities	(0)	0	(2)
Trade accounts payable	2	(0)	(0)
Accrued expenses	0	(13)	0
Net cash provided by operating activities	**39**	**81**	**87**
Cash flows from investing activities			
Acquisition of property and equipment	**(9)**	**(10)**	**(8)**
Net cash used in investing activties	**(9)**	**(10)**	**(8)**
Cash flows from financing activities			
Proceeds from line of credit	29	-	20
Payment of line of credit	(11)	(18)	-
Proceeds from term loan	-	76	118
Payment of term loan	(6)	(11)	(11)
B unit preference payment	(1)	-	-
B unit earnout distribution	(17)	-	-
Deferred finance costs related to debt origination	-	(1)	(3)
Distributions to members	(33)	(104)	(217)
Net cash used in financing activities	**(39)**	**(58)**	**(93)**
Net increase (decrease) cash, cash equivalents and restricted cash	**(9)**	**14**	**(13)**
Cash, cash equivalents and restricted cash, beginning of year	22	13	27
Cash, cash equivalents and restricted cash, end of year	13	27	13
Supplementary disclosure of cash flow information			
Cash paid during the year for interest	5	5	5

Source: Company financials
Note: Audits completed to PCAOB standards. Financial position has been derived from CompoSecure's consolidated financial statements for the years ended December 31, 2018, 2019 and 2020 respectively.

48

Trading Comparables – Group

($bn)	Firm value	Revenue growth CY21E	Revenue growth CY22E	Revenue CAGR CY21E - CY25E	Gross margin CY22E	Adj. EBITDA margin CY22E	EV / Revenue CY21E	EV / Revenue CY22E	EV / Adj. EBITDA CY22E
CompoSecure[1,2]	$1.2	10%	24%	53%	52%	29%	4x	3x	11x
Crypto and Crypto-related									
NVIDIA[3]	$323.0	33%	12%	N/A	63%	48%	15x	13x	28x
PayPal	292.0	20%	21%	N/A	N/A	30%	11x	9x	32x
shopify	139.6	38%	35%	N/A	53%	13%	34x	26x	N/M
Square[1]	117.3	49%	30%	N/A	31%	7%	27x	21x	N/M
bakkt[1]	3.3	N/A	307%	75%	N/A	(10%)	61x	15x	N/M
Median		36%	30%	N/A	53%	13%	27x	15x	30x
FinTech / Payments									
adyen	$68.3	41%	39%	N/A	N/A	62%	59x	43x	68x
nuvei	9.2	54%	18%	N/A	81%	43%	16x	13x	31x
Shift4 Payments[1]	8.3	41%	22%	N/A	61%	39%	18x	15x	38x
REPAY	2.5	19%	16%	N/A	75%	44%	13x	12x	26x
Median		41%	20%	N/A	75%	44%	17x	14x	35x

Source: FactSet as 3/12/21, company guidance
Note: Presented in descending order based on Firm values; EUR & CAD currencies converted to USD at spot rates on 3/12/21; N/M indicates multiples that are not meaningful because they are either based on a negative underlying value or exceed 100x
[1] Adjusted to be net revenue. EBITDA margins calculated based on net revenues as well; [2] CompoSecure growth rates, margins, CAGR are based on mid-points of the 2021E Net revenue ($276mm - $296mm), 2022E Net revenue ($336mm - $376mm) and 2022E Adj. EBITDA ($100mm - $110mm) ranges. Multiples are derived from the mid-points of these ranges as well; [3] Not adjusted pro forma for NVIDIA's acquisition of ARM announced on 9/13/2020, which is not certain to close and is currently subject of review / scrutiny by global antitrust regulators

49

50 50 Revenue growth Revenue CAGR Adj. EBITDA margin EV / Revenue EV / Adj. EBITDA ($bn) Firm value CY21E CY22E CY21E - CY25E CY22E CY22E CY21E CY22E CY22E $1.2 7% 15% 16% 50% 43% 4x 4x 9x High-growth Industrial Tech $15.3 25% 23% N/A 34% 19% 8x 7x 36x 13.9 18% 13% N/A 76% 35% 14x 13x 37x 9.8 29% 24% N/A 79% 50% 18x 14x 29x 6.2 33% 53% N/A 41% 35% 27x 17x 49x Median 27% 24% N/A 59% 35% 16x 14x 36x Other select high-quality Industrial Tech $50.4 14% 4% N/A 63% 39% 8x 8x 20x 51.1 (1%) 13% N/A 55% 47% 10x 9x 19x 27.0 14% 4% N/A 47% 23% 5x 5x 22x 9.4 8% 7% N/A 89% 41% 7x 7x 17x 4.0 18% 13% N/A 45% 22% 4x 3x 16x Median 14% 7% N/A 55% 39% 7x 7x 19x Gross margin Trading Comparables – Metal Card Payment Solutions Source: FactSet as 3/12/21, company guidance Note: Presented in descending order based on Firm values; N/M indicates multiples that are not meaningful because they are ei the r based on a negative underlying value or exceed 100x 1 Adjusted to be net revenue. Gross and EBITDA margins calculated based on net revenues as well; 2 Multiples calculated using the total transaction value ($1.2bn) divided by the applicable net revenue and adjusted EBITDA metrics perta ini ng only to the Metal Card Payment Solutions business 1 Metal Card Payment Solutions 2 2 2

51 51 Risk Factors The COVID - 19 pandemic has had a negative impact on our business and, if the pandemic continues or worsens, these impacts could b e amplified and have a material adverse effect on our business, financial condition and results of operations. We may not be able to sustain our revenue growth rate in the future. We may fail to retain existing customers, including American Express and JPMorgan Chase which constituted 33% and 40%, respec tiv ely, of our total net revenue for the year ended December 31, 2020, or attract new customers. Data and security breaches could compromise our systems and confidential information, cause reputational and financial damage , a nd increase risks of litigation. We may be subject to system outages, data loss or other interruptions affecting our operations. We may be adversely affected by disruptions at our primary production facilities. We may have disruptions in our operations or supply chain. Cryptocurrency wallet storage systems, like Arculus , are subject to potential illegal misuse, risks related to a loss of funds due to cryptocurrency theft, security and cyberse cur ity risks, and system failures. We have limited experience in the Arculus ecosystem. We cannot be certain that our new offerings such as Arculus will be able to generate revenues that we project, or at all. Regulatory changes or actions may restrict the use of Arculus or cryptocurrencies or subject us to additional regulation and oversight in a manner that adversely affects our business. We may be unable to safeguard against misappropriation or infringement of our intellectual property. We may not be able to recruit, retain and develop qualified personnel. We may be unable to develop and introduce new products and services in a timely manner. If we fail to comply with the standards of the PCI Security Standards Council or other industry standards such as Payment Net wor ks certification standards, our designation as a registered service provider could be suspended or terminated and our customers could terminate their agreements with us and refuse to do bu siness with us. Our business is dependent on consumer and business spending. Our international sales subject us to additional risks. We have a substantial amount of indebtedness, which may limit our operating flexibility. The lenders under our credit facility could elect to accelerate payments due and terminate all commitments to extend further cre dit upon an event of default.

52 52 THANK YOU